Exhibit 99.1

RENT-A-CENTER, INC. APPOINTS JOEL M. MUSSAT AS EXECUTIVE VICE PRESIDENT - CHIEF OPERATING OFFICER

Industry Veteran Returns to Company, Bringing Deep Rent-to-Own and Retail Expertise
to Enhance Operational Capabilities

PLANO, Texas – May 10, 2017 – Rent-A-Center, Inc. (NASDAQ/NGS: RCII) (“Rent-A-Center” or the “Company”), the nation's largest rent-to-own operator, today announced that it has appointed Joel M. Mussat as Executive Vice President – Chief Operating Officer, effective May 5, 2017. Mr. Mussat brings more than 20 years of experience in operations, retail strategy and the rent-to-own industry, including 11 years at Rent-A-Center, most recently as Executive Vice President – Chief Omnichannel Officer.

“We are delighted to welcome Joel back to Rent-A-Center,” said Mark Speese, Rent-A-Center’s Chairman and Chief Executive Officer. “His significant operational background and industry experience will further strengthen our leadership team as we execute on our strategic plan to deliver enhanced stockholder value. I am confident that Joel is the ideal executive to oversee Rent-A-Center’s operating priorities as we continue to optimize performance, drive growth and improve profitability.”

“I am excited to return to Rent-A-Center and look forward to working collaboratively with Mark and the entire management team at this pivotal stage in the Company’s growth trajectory,” said Mr. Mussat.

Joel M. Mussat
Mr. Mussat most recently served as the Chief Operating Officer of Vixxo Inc., where he oversaw integrated facilities management and operations for 1.1 million revenue-generating assets in the restaurant, retail, convenience store and grocery industries, with a focus on enhancing client service levels while building a growth-oriented operational platform. From 2005 through early 2016, he held positions of increasing responsibility at Rent-A-Center, where he focused on omnichannel initiatives, emerging businesses, strategic planning and new business development. As Chief Omnichannel Officer, Mr. Mussat oversaw development and implementation of the Company’s enterprise-wide, omni-channel platform and customer acquisition strategies, including e-commerce and mobile commerce channels. Earlier in his tenure, Mr. Mussat also spearheaded the test, launch and ramp up of the AcceptanceNow division, growing its revenue to over $500M in 2013. Prior to his career at Rent-A-Center, Mr. Mussat spent nine years in the management consulting industry, with both Accenture and PwC/IBM Consulting. Mr. Mussat received his Bachelor’s degree from the University of Michigan, and his MBA from Cornell University.

About Rent-A-Center, Inc.
A rent-to-own industry leader, Plano, Texas-based, Rent-A-Center, Inc., is focused on improving the quality of life for its customers by providing them the opportunity to obtain ownership of high-quality, durable products such as consumer electronics, appliances, computers, furniture and accessories, under flexible rental purchase agreements with no long-term obligation. Rent-A-Center Franchising International, Inc., a wholly owned subsidiary of the Company, is a national franchiser of approximately 230 rent-to-own stores operating under the trade names of "Rent-A-Center," "ColorTyme," and "RimTyme."

Forward-Looking Statements
This press release and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. The

Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company's current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company's business segments; our chief executive officer and chief financial officer transitions, including our ability to effectively operate and execute our strategies during the interim period and difficulties or delays in identifying and/or attracting a permanent chief financial officer with the required level of experience and expertise; failure to manage the Company's store labor and other store expenses; the Company’s ability to develop and successfully execute strategic initiatives; disruptions, including capacity-related outages, caused by the implementation and operation of the Company's new store information management system, and its transition to more-readily scalable, “cloud-based” solutions ; the Company’s ability to successfully market smartphones and related services to its customers; the Company's ability to develop and successfully implement virtual or E-commerce capabilities, including mobile applications; disruptions in the Company's supply chain; limitations of, or disruptions in, the Company's distribution network; rapid inflation or deflation in the prices of the Company's products; the Company's ability to execute and the effectiveness of a store consolidation, including the Company's ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company's available cash flow; the Company's ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company's brand; uncertainties regarding the ability to open new locations; the Company's ability to acquire additional stores or customer accounts on favorable terms; the Company's ability to control costs and increase profitability; the Company's ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company's ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the Rent-to-Own industry; the Company's compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company's stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company's effective tax rate; fluctuations in foreign currency exchange rates; the Company's ability to maintain an effective system of internal controls; the resolution of the Company's litigation; and the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Rent-A-Center’s 2017 Annual Meeting. On April 27, 2017, the Company filed its definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its 2017 Annual Meeting. The Company’s stockholders are strongly encouraged to read the Proxy Statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information. Additional information regarding the identity of participants, and their direct or indirect interests (by security holdings or otherwise) is set forth in the Proxy Statement. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at the Company’s website at www.rentacenter.com, by contacting the Company’s Investor Relations at 972-801-1100 or by contacting the Company’s proxy solicitor, Okapi Partners LLC, toll free at 1-877-259-6290.

Contacts

Investors:
Maureen Short
Interim Chief Financial Officer
972-801-1899
maureen.short@rentacenter.com

Media:
Joele Frank, Wilkinson Brimmer Katcher
Kelly Sullivan / James Golden / Matt Gross / Aura Reinhard
212-355-4449